                                   EXHIBIT 10.26

                                  AMENDMENT NO. 2

          This Amendment No. 2 (this "Amendment") dated as of July 10, 1998 is entered into with reference to the AMENDED AND RESTATED LOAN AGREEMENT (as previously amended by an Amendment No. 1 dated December 12, 1997, the "Loan Agreement") among GeoLogistics Corporation, a Delaware corporation (acting under its former name, "International Logistics Limited", and referred to herein as the "Company"), Matrix International Logistics, Inc., a Delaware corporation, LEP Profit International, Inc. a Delaware corporation, The Bekins Company, a Delaware corporation, ILLCAN, Inc., a Delaware corporation, and ILLSCOT, Inc., a Delaware corporation (collectively, the Domestic Borrowers"), LEP International Limited, a company organized under the Laws of England ("LEP UK" and collectively with the Domestic Borrowers, "Borrowers"), and ING (U.S.) Capital Corporation ("ING Capital") as sole initial Lender and as Administrative Agent, and ING Bank, N.V. (London, England Branch), as facilitator of the UK Commitment (and not as a "Lender"). Pursuant to Amendment No. 1, the Borrowers have designated Bekins Van Lines Company, a Nebraska corporation ("BVL"), as an additional Domestic Borrower under the Loan Agreement.

                                      RECITALS

     A. The Borrowers propose to acquire substantially all of the assets of Caribbean Air Services, Inc., a Delaware corporation ("CAS"), through GeoLogistics Americas, Inc. (f/k/a LEP Profit International, Inc.) pursuant to the CAS Purchase Agreement described below, and to finance a portion of the purchase price for CAS by means of the CAS Notes described below.

     B. The Lenders are willing to amend the Loan Agreement to accommodate the acquisition of CAS as set forth herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Capitalized terms used in this Amendment are used with the meanings set forth for those terms in the Loan Agreement.

          2. REVISED DEFINITIONS. Section 1.1 of the Loan Agreement is amended so that the following definitions read in full as follows:


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          "CAS NOTES" means the $15,000,000 senior unsecured notes issued by the
     Company to ING (U.S.) Capital Corporation to finance the acquisition to be made under the CAS Purchase Agreement, and any refinancings thereof which do not increase the principal amount so refinanced.

          "CAS PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated as of June 15, 1998 among Caribbean Air Services, Inc., a Delaware corporation, Amertranz Worldwide Holding Corp., a Delaware corporation and the Company, as in effect on June 15, 1998.

          3. INDEBTEDNESS AND CONTINGENT OBLIGATIONS. Section 7.12 of the Loan Agreement is hereby amended by adding thereto a new clause (m), to read in full as follows:

          "(m) the CAS Notes issued by the Company in an aggregate principal amount not to exceed $15,000,000 on an unsecured basis, and Contingent Obligations consisting of unsecured guarantees thereof executed by each Subsidiary of the Company which has executed the Guaranties of the Domestic Commitment, provided that the terms thereof are no more favorable to the holders of the CAS Notes than the terms of such Guaranties of the Domestic Commitment."

          4. CONSENT TO PREFERRED STOCK ISSUANCE. The Lenders agree that the issuance by the Company of approximately $15,000,000 of its Series A Participating Preferred Stock to the Sponsors (plus the amount of any additional such stock issued pursuant to preemptive rights held by others), substantially in the manner contemplated by the Summary of Terms attached hereto as Exhibit A, shall not be deemed to violate the Transactions with Affiliates covenant contained in Section 7.14 of the Loan Agreement.

          5. CONFIRMATION OF PARTICIPATION AGREEMENT. Each of the Lenders confirms that the Participation Agreement remains in full force and effect and applies to the Loan Agreement, as amended hereby.

          6.   REPRESENTATION.   Borrowers represent and warrant that no Default
or Event of Default has occurred and remains continuing.

          7. CONDITIONS PRECEDENT. The following shall be conditions precedent to the effectiveness of this Amendment:


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               (a)  Each of the guarantors of the obligations of Borrowers under this Agreement shall have consented hereto in writing.

               (b) The Company shall have delivered certified copies of the CAS Notes and CAS Purchase Agreement to each Lender, the form of which shall be reasonably acceptable to the Lenders.

               (c) The Agent shall have received written consents to its execution and delivery of this Amendment from the Requisite Lenders.

          8.   CONFIRMATION.   This Amendment is one of the Loan Documents.
Borrowers confirm that, except to the extent expressly modified hereby, the terms of the Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

GEOLOGISTICS CORPORATION


By:
   ------------------------------
Terry G. Clarke, Treasurer


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THE BEKINS COMPANY
MATRIX INTERNATIONAL LOGISTICS, INC.
ILLCAN, INC.
ILLSCOT, INC.
GEOLOGISTICS AMERICAS, INC. (formerly LEP Profit International, Inc.)
and
LEP INTERNATIONAL LIMITED


By:
   ------------------------------
Terry G. Clarke, Assistant Treasurer of each
of the foregoing


BEKINS VAN LINES COMPANY

By:
    ------------------------------
Title:
       -----------------------------
LENDERS:

ING (U.S.) CAPITAL CORPORATION,
individually and as Administrative Agent

By:
    ------------------------------
Michael W. Adler, Managing Director


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ING BANK, N.V. (London Branch),
as primary lender under the UK Commitment but not as a "Lender"

By:
    ------------------------------
Richard Kirby, Director - Banking

By:
    ------------------------------
N.J. Marchant
Manager, Lending Risk Management

The undersigned hereby consent to the foregoing amendment and confirm that their guarantees of the Obligations under the Loan Agreement described above remain in full force and effect.

LIW HOLDINGS CORP.
LEP INTERNATIONAL CO.
LEP FAIRS, INC.
BAY AREA MATRIX, INC.
L.A. MATRIX, INC.
SOUTHWEST MATRIX, INC.
and
MATRIX CT, INC.

By:
    ------------------------------
Terry G. Clarke
Assistant Treasurer of each of the foregoing


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The undersigned hereby consents to the foregoing amendment and confirm that their guaranty of the Obligations under the Loan Agreement described above remain in full force and effect.

AIR FREIGHT CONSOLIDATORS INTERNATIONAL, INC.

By:
    ------------------------------

Title:
       ------------------------------

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                                 CONSENT OF LENDER

          Reference is made to the AMENDED AND RESTATED LOAN AGREEMENT (as previously amended by an Amendment No. 1 dated December 12, 1997, the "Loan Agreement") among GeoLogistics Corporation, a Delaware corporation (acting under its former name, "International Logistics Limited", and referred to herein as the "Company"), Matrix International Logistics, Inc., a Delaware corporation, LEP Profit International, Inc. a Delaware corporation, The Bekins Company, a Delaware corporation, ILLCAN, Inc., a Delaware corporation, and ILLSCOT, Inc., a Delaware corporation (collectively, the Domestic Borrowers"), LEP International Limited, a company organized under the Laws of England ("LEP UK" and collectively with the Domestic Borrowers, "Borrowers"), and ING (U.S.) Capital Corporation ("ING Capital") as sole initial Lender and as Administrative Agent, and ING Bank, N.V. (London, England Branch), as facilitator of the UK Commitment (and not as a "Lender"). Pursuant to Amendment No. 1, the Borrowers have designated Bekins Van Lines Company, a Nebraska corporation ("BVL"), as an additional Domestic Borrower under the Loan Agreement.

          The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2 to the Loan Agreement, substantially in the form presented to the undersigned as a draft.



                                   --------------------------
                                   Name of Lender

                                   By:
                                       -----------------------
                                   Title:
                                          ----------------------
                                   Date:               , 1998
                                         --------------


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